EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Santa Fe Gold Corporation (the “Company”) on Form 10-KSB for the year ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Pierce Carson, President, Chief Executive Officer AND Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

Date: October 10, 2008
	By:	/s/ W. Pierce Carson
W. Pierce Carson
President, Chief Executive Officer,
Director and Chief Financial Officer